ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT, Inc.
Company Update
November 13, 2013

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

ARMOUR Capitalization, Dividend Policy, Transparency and Manager

Market Capitalization

- 370,908,405 shares of common stock outstanding (NYSE: "ARR").
- 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: "ARR PrA").
- 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: "ARR PrB").
- Market capitalization of $1.5 billion of common and $165.0 million of preferred.

Common Stock Dividend Policy and Taxable REIT Income

- ARMOUR pays common stock dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The Q4 2013 monthly common stock dividend rate is $0.05 per month.

Q4 2013	Oct	Nov	Dec
Record Date	15th	15th	16th
Payment Date	28th	27th	27th

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs. No yield smoothing.
- Hedge positions are marked-to-market daily (GAAP/Tax differences).
- Non-Executive Board Chairman.

ARMOUR REIT Manager and Fee Structure

- ARMOUR REIT is externally managed by ARMOUR Residential Management LLC.
- Accretive fee structure: effective fee percentage declines as equity increases.
  - Gross equity raised up to $1.0 billion, 1.5% (per annum) of gross equity raised.
  - Gross equity raised in excess of $1.0 billion, 0.75% (per annum) of gross equity raised.
  - Current weighted average fee is 1.016% (per annum) of gross equity raised.

ARMOUR RESIDENTIAL REIT

Information as of 11/8/2013.

ARMOUR Balance Sheet Targets

Assets

ARMOUR invests in Agency mortgage securities.

Duration

Net balance sheet weighted average duration target of 1.5 or less.

- 6.00 gross asset duration.
- -4.18 hedge duration.
- 0.89 net balance sheet duration.

Hedging

Hedge a minimum of 40% of assets and funding rate risk.

- $16.1 billion in derivatives (swaps, swaptions, and futures).
- 100.9% of assets hedged with derivatives.
- 104.3% of repurchase agreements hedged with derivatives.

Liquidity

Hold 40% of unlevered equity in cash between prepayment periods.

- $1,223.1 million in total liquidity.
  - $480.9 million in true cash.
  - $578.0 million in unlevered securities.
  - $164.2 million in short term Agency P&I.

Leverage

Long term debt to equity target of 8x - 9x.

- $15.5 billion in net REPO borrowings.
- 7.2x Q3 2013 shareholder's equity.

ARMOUR RESIDENTIAL REIT

Information as of 11/8/2013.

ARMOUR Portfolio Strategy and Investment Methodology

Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a 'buy and hold' strategy rather than a 'trading' strategy. ARMOUR will strategically sell assets when it believes market conditions warrant.

- **Diversify Broadly**
  - Diversification limits idiosyncratic pool risk.
  - Over 900 cusips.
- **Highly Liquid Assets**
  - Purchase those Agency securities that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities.
  - No collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators.
    - Dealer inventories.
    - Institutional investors.
- **Loan Analysis – Inelasticity vs. Elasticity**
  - Credit work on non-credit assets.
  - Original and current loan balance.
  - Year of origination.
  - Originating company, third-party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool Analysis**
  - NO TBA pools – Only specified pools.
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.

ARMOUR RESIDENTIAL REIT

Information as of 11/8/2013.

ARMOUR Portfolio Composition

ARM & Hybrid Securities Months to Reset	Current Value (millions)	Percentage of ARM & Hybrid Securities	Weighted Average Net/Gross Coupon	Weighted Average Months to Reset
0-18	$ 155.6	60.6%	3.95/4.44	11
19-36	$ 64.8	25.3%	4.02/4.37	27
37-48	$ 8.1	3.2%	3.83/4.34	45
49-60	$ 22.1	8.6%	3.65/4.09	54
61-84	$ 1.2	0.5%	5.47/5.80	79
85-120	$ 4.7	1.8%	3.84/4.22	96
Total	**$ 256.5**	**100.0%**	**3.94/4.39**	**22**

Fixed Rate Securities	Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing in 120 Months or Less	$ 1.7	0.0%	5.37/5.94
Fixed Rates Maturing Between 121 and 180 Months	$ 942.8	6.0%	3.42/3.82
Fixed Rates Maturing Between 181 and 240 Months	$ 4,853.0	30.8%	3.53/4.04
Fixed Rates Maturing Between 241 and 300 Months	$ 280.8	1.8%	3.52/4.09
Fixed Rates Maturing Between 301 and 360 Months	$ 9,666.0	61.4%	3.37/3.84
Total	**$15,744.2**	**100.0%**	**3.42/3.91**

Information as of 11/8/2013. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio Constant Prepayment Rates ("CPR")



Monthly Portfolio
Constant Prepayment Rate
Prior Quarters
Current Months
25
20
15
10
5
0
8.6
14.5
15.6
11.1
10.8
11.7
9.3
12.4
19.3
11.4
9.1
12.7
16.6
19.1
17.0
11.1
10.6
10.2
11.6
11.0
9.0
6.4
4.9
4.9
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
January 2013
February 2013
March 2013
April 2013
May 2013
June 2013
July 2013
August 2013
September 2013
October 2013
November 2013



November 2013
Agency Asset Class CPR
25
20
15
10
5
0
21.5
7.6
8.4
5.3
7.4
4.1
4.9
ARMs & Hybrids
10 Year Pass-Throughs
15 Year Pass-Throughs
20 Year Pass-Throughs
25 Year Pass-Throughs
30 Year Pass-Throughs
Portfolio Average

ARMOUR expenses premium amortization monthly as it occurs.

Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.

CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR Portfolio and Derivatives Duration Detail

Agency Asset Class	Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
ARMs & Hybrids	$ 256.5	104.7%	106.0%	3.94/4.39	1.07
Fixed Rates Maturing in 120 Months or Less	$ 1.7	105.6%	107.8%	5.37/5.94	2.46
Fixed Rates Maturing Between 121 and 180 Months	$ 942.8	104.6%	104.9%	3.42/3.82	3.43
Fixed Rates Maturing Between 181 and 240 Months	$ 4,853.0	105.5%	102.3%	3.53/4.04	4.69
Fixed Rates Maturing Between 241 and 300 Months	$ 280.8	106.3%	100.9%	3.52/4.09	6.02
Fixed Rates Maturing Between 301 and 360 Months	$ 9,666.0	104.9%	99.5%	3.37/3.84	7.05
Total or Weighted Average	**$ 16,000.7**	**105.1%**	**100.8%**	**3.43/3.91**	**6.00**

Estimated Balance Sheet Duration	Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$ 16,000.7	6.00
Interest Rate Swaps & Eurodollar Futures	$ 10,394.0	-5.07
Interest Rate Swaptions	$ 5,750.0	-2.57
Net Balance Sheet Duration		**0.89**

	Amount (millions)	% Hedged
Assets	$16,000.7	100.9%
Net Repo Balance	$15,481.4	104.3%

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. If rates decline, the value of our derivatives will typically decline. Inversely, if rates increase, the value of our derivatives will typically increase.

Information as of 11/8/2013. Portfolio value is based on independent third-party pricing. Portfolio information includes all forward settling trades. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR Derivatives Detail

Derivative Type	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swap	0-12 Months	3	$	290.0	1.09
Interest Rate Swap	13-24 Months	19	$	905.0	1.12
Interest Rate Swap	25-36 Months	29	$	2,925.0	1.24
Interest Rate Swap	37-48 Months	45	$	350.0	0.63
Interest Rate Swap	49-60 Months	51	$	300.0	1.00
Interest Rate Swap	61-72 Months	0	$	-	0.00
Interest Rate Swap	73-84 Months	75	$	300.0	1.48
Interest Rate Swap	85-96 Months	0	$	-	0.00
Interest Rate Swap	97-108 Months	104	$	2,450.0	1.47
Interest Rate Swap	109-120 Months	112	$	2,800.0	2.08
Eurodollar Futures	0-23 Months	12	$	74.0	2.09
Total or Weighted Average		**70**	**$**	**10,394.0**	**1.49**

Interest Rate Swaptions	Underlying Swap Term	Weighted Average Remaining Option Term (Months)	Notional Amount (millions)		Weighted Average Rate
Interest Rate Swaptions	60 Months	11	$	4,000.0	2.73
Interest Rate Swaptions	120 Months	8	$	1,750.0	3.16
Total or Weighted Average		**10**	**$**	**5,750.0**	**2.86**

Active swap/swaption counterparties include:

Citibank, N.A., Credit Suisse International, Deutsche Bank AG, JP Morgan Chase, N.A., Nomura Global Financial Products Inc., UBS AG, and Wells Fargo Bank, N.A.

Information as of 11/8/2013. Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR REPO Composition

	REPO Counter-Party[1]	Principal Borrowed (millions)	Percentage of REPO Positions with ARMOUR	Weighted Average Maturity in Days	Longest Maturity in Days
1	J.P. Morgan Securities LLC	$ 1,045.1	6.7%	54	74
2	Merrill Lynch, Pierce, Fenner & Smith Inc.	$ 1,040.7	6.7%	23	66
3	Morgan Stanley & Co. LLC	$ 1,017.7	6.5%	20	32
4	Deutsche Bank Securities Inc.	$ 1,012.1	6.5%	27	74
5	Mitsubishi UFJ Securities (USA), Inc.	$ 938.2	6.0%	42	90
6	BNP Paribas Securities Corp.	$ 933.7	6.0%	52	173
7	ICBC Financial Services LLC	$ 915.0	5.9%	130	144
8	Barclays Capital Inc.	$ 795.4	5.1%	60	90
9	The Bank of Nova Scotia	$ 755.4	4.8%	35	87
10	Nomura Securities International, Inc.	$ 740.7	4.7%	47	87
11	Citibank, N.A. (2)	$ 700.0	4.5%	50	88
12	Credit Suisse Securities (USA) LLC	$ 659.8	4.2%	20	75
13	South Street Securities LLC	$ 648.5	4.2%	16	31
14	Wells Fargo Bank, N.A.	$ 599.8	3.8%	21	28
15	RBS Securities Inc.	$ 482.1	3.1%	39	90
16	Mizuho Securities USA Inc.	$ 450.3	2.9%	44	83
17	CRT Capital Group LLC	$ 439.7	2.8%	17	17
18	Royal Bank of Canada	$ 406.0	2.6%	87	91
19	Daiwa Securities America Inc.	$ 382.9	2.5%	44	88
20	KGS-Alpha Capital Markets, L.P.	$ 308.5	2.0%	54	70
21	Natixis Financial Products LLC	$ 288.2	1.8%	18	18
22	Citigroup Global Markets Inc.	$ 247.1	1.6%	82	84
23	UBS Securities LLC	$ 235.0	1.5%	38	38
24	ING Financial Markets LLC	$ 228.7	1.5%	28	31
25	Pierpont Securities LLC	$ 174.7	1.1%	42	90
26	Goldman, Sachs & Co.	$ 105.5	0.7%	17	17
27	Guggenheim Securities, LLC	$ 46.7	0.3%	19	19
	Total or Weighted Average	$ 15,597.4	100.0%	44	

Weighted Average Repo Rate	0.40%
Weighted Average Haircut	4.99%

November Paydowns	(116.0)
Net REPO after Paydowns	15,481.4
Debt to Q3 2013 Shareholder's Equity Ratio	7.2

(1) ARMOUR has signed MRAs with 34 counterparties.

(2) These numbers reference the days to next rate reset, although the original maturities of these trades were 1 year.

Information as of 11/8/2013.
Some totals may not foot due to rounding.

ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340